                                                                  EXHIBIT (5)

                             AMERICAN GENERAL LIFE
                               INSURANCE COMPANY

Home Office:
2727-A Allen Parkway
P.O. Box 1931
Houston, Texas 77251              POLICY NUMBER:
(713) 522-1111


                                    [AMERICAN GENERAL LOGO APPEARS HERE]
                                    A STOCK COMPANY
                                    --------------------------------------------
                                    A Subsidiary of American General Corporation
                                    --------------------------------------------

WE WILL PAY THE DEATH BENEFIT PROCEEDS to the Beneficiary if the Insured dies prior to the Maturity Date and while this policy is in force. Payment will be made after We receive due proof of the Insured's death, and will be subject to the terms of this policy. The method for determining the amount payable is stated in the Death Benefit Proceeds Provision.

WE WILL PAY THE CASH SURRENDER VALUE of this policy to the Owner on the Maturity Date if the Insured is living on that date.

THE AMOUNT OR DURATION OF THE DEATH BENEFIT PROCEEDS AND THE ACCUMULATION VALUES PROVIDED BY THIS POLICY ARE BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT. THEY ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. ACCUMULATION VALUES MAY INCREASE OR DECREASE.

The consideration for this policy is the application and payment of the first premium. The first premium must be paid on or before delivery of this policy.

This is a FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. An adjustable Death Benefit is payable upon the Insured's death prior to the Maturity Date. Investment results are reflected in policy benefits. ACCUMULATION VALUES and CASH VALUES are flexible and will be based on the amount and frequency of premiums paid and the investment results of the Separate Account.
NONPARTICIPATING- NOT ELIGIBLE FOR DIVIDENDS.


                   NOTICE OF TEN DAY RIGHT TO EXAMINE POLICY

You may return this policy within 10 days after delivery if You are not satisfied with it for any reason. The policy may be returned to Us or the registered representative through whom it was purchased. Upon surrender of this policy within the 10 day period, it will be deemed void from the Date of Issue, and We will refund the greater of: (1) any premiums received by Us; or (2) Your Accumulation Value at the end of the Valuation Period in which Your request is received plus any charges that have been deducted.

SIGNED AT THE HOME OFFICE ON THE DATE OF ISSUE.




   Secretary                                        President


                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                        READ YOUR POLICY CAREFULLY

                                     INDEX




Annual Report                                   23      Monthly Administration Fee            13
Automatic Rebalancing                           17      Monthly Expense Charge Table           4
Beneficiary and Proceeds                        19      Monthly Guarantee Premium             14
Cash Surrender Value                            12      Owner                                  5
Cash Value                                      12      Payment Options                       20
Change of Ownership or Beneficiary                      Policy Loans                          18
   Changing the Death Benefit Option             8      Policy Values                         11
   Changing the Specified Amount                 7      Premium Expense Charge                 5
Contract                                         5      Premium Payments                       5
Cost of Insurance Rate Table                    26      Reinstatement                         24
Date of Issue                                    5      Separate Account                       8
Death Benefit and Death Benefit Options          6      Specified Amount                       7
Death Benefit and Corridor Rates                25      Suicide                               23
Dollar Cost Averaging                           16      Surrender Charges                     12
General Account                                 10      Surrender, Full and Partial           15
General Provisions                              22      Suspension and Deferral of Payments   17
Grace Period                                    14      Transfer Provision                    16
Incontestability                                22      Valuation of Assets                    9
Investments of the Separate Account              8      Valuation Dates                        9
Maturity Date                                   3A      Valuation Units                        9
                                                        When This Policy Terminates           24

                                  DEFINITIONS

COMPANY REFERENCE. "We", "Our", "Us", or "Company" means American General Life Insurance Company.

YOU, YOUR.  The words "You" or "Your" mean the Owner of this policy.

HOME OFFICE. Our office at 2727-A Allen Parkway, Houston, Texas 77019; Mailing Address P. O. Box 4880, Houston, Texas 77210-4880.

WRITTEN, IN WRITING. A written request or notice in acceptable form and content, which is signed and dated, and received at Our Home Office.

PREMIUM CLASS. The Premium Class of this policy is shown on the Policy Schedule as one or a combination of the following terms:

PREFERRED. The term "Preferred" means the cost of insurance is based on the Insured being a better than average mortality risk.

STANDARD. The term "Standard" means the cost of insurance is based on the Insured being an average mortality risk.

TOBACCO. The term "Tobacco" means the cost, of insurance is based on the Insured being a user of tobacco.

NON-TOBACCO. The term "Non-Tobacco" means the cost of insurance is based on the Insured being a non-user of tobacco.

SPECIAL. The term "Special' means an extra amount is being charged due to the Insured's health, occupation or avocation.

JUVENILE. The term "Juvenile" means the Insured's age was 17 or less on the Date of Issue. Cost of insurance rates stated in Juvenile policies for insurance ages 18 and above are rates for tobacco users. (Rates are not classified on the basis of the Insured being a user or non-user of tobacco at ages 0 through 17.)

RATES ON POLICY ANNIVERSARY NEAREST INSURED'S 18TH BIRTHDAY (FOR LNSURED'S AGE 17 OR LESS ON DATE OF ISSUE). If the Insured's age, nearest birthday, is 17 or less on the Date of Issue of this policy, Tobacco rates will be used starting on the policy anniversary nearest the Insured's 18th birthday, except as follows. Prior to the anniversary nearest the Insured's 18th birthday, a Written statement, signed by the Insured, may be submitted to the Company requesting that Non-Tobacco rates be made effective. The statement must include the date the Insured last used tobacco, or state that the Insured has never used tobacco, whichever applies. If the request is approved, Non-Tobacco rates will be made effective on the policy anniversary nearest the Insured's 18th birthday. Otherwise, Tobacco rates will apply. We will send a notice to the Owner at least 30 days prior to the policy anniversary nearest the Insured's 18th birthday that an application for Non- Tobacco rates may be submitted.



                                     NOTICE
                    This Policy Is A Legal Contract Between
                       The Policy Owner And The Company.

                                POLICY SCHEDULE

BASIC POLICY                    MONTHLY COST              YEARS PAYABLE

     VARIABLE LIFE                   SEE PAGE 21                 65

ADDITIONAL BENEFITS PROVIDED BY RIDERS

     NONE


PREMIUM CLASS:                                  PREFERRED NON-TOBACCO
INITIAL PREMIUM:                                $
PLANNED PERIODIC PREMIUM:                       $ PAYABLE ANNUALLY
MONTHLY DEDUCTION DAY:                          1ST DAY OF EACH MONTH
MINIMUM DEATH BENEFIT AMOUNT (AFTER
      A DECREASE IN SPECIFIED AMOUNT):          $50,000
MONTHLY GUARANTEE PREMIUM:                      $
GUARANTEE PERIOD:                               FIRST [XX] POLICY YEARS
MINIMUM PARTIAL SURRENDER:                      $500.00
MINIMUM VALUE THAT MAY BE RETAINED IN A
      DIVISION AFTER A PARTIAL SURRENDER:       $500.00
DEATH BENEFIT COMPLIANCE TEST:                  [GUIDELINE PREMIUM]



COVERAGE MAY EXPIRE PRIOR TO THE MATURITY DATE SHOWN WHERE EITHER NO PREMIUMS ARE PAID FOLLOWING PAYMENT OF THE INITIAL PREMIUM, OR SUBSEQUENT PREMIUMS ARE INSUFFICIENT TO CONTINUE COVERAGE TO SUCH DATE.



                                  POLICY DATA

INSURED: JOHN DOE                         POLICY NUMBER:          0000000000

INSURANCE AGE: 35                         DATE OF ISSUE:          AUGUST 1, 2000

BASE COVERAGE:             $              MATURITY DATE:          AUGUST 1, 2065
SUPPLEMENTAL COVERAGE:     $
INITIAL SPECIFIED AMOUNT:  $              DEATH BENEFIT OPTION:     1

THIS IS A (SEX DISTINCT) POLICY





                        THIS IS A (STATE NAME) CONTRACT

             POLICY SCHEDULE CONTINUED - POLICY NUMBER 0000000000

CHARGES DEDUCTED FROM THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE CHARGE. DEDUCTIONS FROM THE SEPARATE ACCOUNT WILL BE MADE AT AN ANNUAL RATE NOT TO EXCEED THE RATES STATED BELOW. THE ACTUAL DEDUCTION WILL BE MADE ON A DAILY BASIS. THE INITIAL CURRENT RATE ON A DAILY BASIS IS [0.001917%].



   POLICY YEARS          CURRENT ANNUAL RATE        GUARANTEED ANNUAL RATE
   1-10                        [0.70%]                    [0.70%]
   11-20                       [0.45%]                    [0.45%]
   THEREAFTER                  [0.10%]                    [0.10%]



EXPENSE CHARGES

   PREMIUM TAX (IF APPLICABLE). DEPENDING ON THE LAWS OF THE JURISDICTION IN WHICH THIS POLICY WAS ISSUED, AND SUBJECT TO FUTURE CHANGES IN RESIDENCE, A PERCENTAGE OF EACH PREMIUM MAY BE DEDUCTED FOR PREMIUM TAX. PREMIUM TAX RATES ARE SUBJECT TO CHANGE. THE PREMIUM TAX RATE FOR THIS POLICY ON THE DATE OF ISSUE IS [0%].



    PREMIUM EXPENSE CHARGE:                          CURRENT      GUARANTEED
    (ADJUSTABLE PREMIUM EXPENSE CHARGE
      PERCENTAGE)                                     [5.0%]         7.5%

    MONTHLY ADMINISTRATION FEE:                      CURRENT      GUARANTEED
                                                      [$6.00]       $6.00


    MONTHLY EXPENSE CHARGE FOR FIRST SEVEN YEARS:             $
    (SEE MONTHLY EXPENSE CHARGE TABLE FOR RATES
    APPLYING TO INCREASES IN BASE COVERAGE)



BASIC POLICY CHARGES AND FEES



   COST OF INSURANCE CHARGES. GUARANTEED MAXIMUM COST OF INSURANCE RATES PER $1,000 OF NET AMOUNT AT RISK ARE SHOWN ON PAGE XX



   SURRENDER CHARGES. SURRENDER CHARGES WILL APPLY IF THE POLICY IS SURRENDERED OR THE INITIAL BASE COVERAGE IS REDUCED DURING THE SURRENDER CHARGE PERIOD FOLLOWING THE DATE OF ISSUE. SURRENDER CHARGES WILL ALSO APPLY DURING THE SURRENDER CHARGE PERIOD FOLLOWING AN INCREASE IN BASE COVERAGE. SURRENDER CHARGES APPLICABLE TO THIS POLICY APPEAR ON PAGES XX AND XX.

       TABLE OF MONTHLY EXPENSE CHARGES FOR THE FIRST SEVEN POLICY YEARS
                          PER $1,000 OF BASE COVERAGE
(Also applies to an increase in Base Coverage during first seven years after an increase)


POLICY               RATE            POLICY              RATE
YEAR                                  YEAR







THE MONTHLY EXPENSE CHARGE FOR THE INITIAL AMOUNT OF BASE COVERAGE FOR THE FIRST SEVEN POLICY YEARS IS SHOWN ON PAGE 3A OF THE POLICY. TO DETERMINE THE MONTHLY EXPENSE CHARGE FOR AN INCREASE IN BASE COVERAGE, MULTIPLY THE APPROPRIATE RATE SHOWN ABOVE FOR THE YEAR OF THE INCREASE BY THE NUMBER OF THOUSANDS OF INCREASE IN BASE COVERAGE. THE RESULT WILL BE DEDUCTED FROM THE ACCUMULATION VALUE MONTHLY DURING THE FIRST 7 YEARS OF THE INCREASE.

CONTRACT. Your policy is a legal contract that You have entered into with Us. You have paid the first premium and have submitted an application, a copy of which is attached. In return, We promise- to provide the insurance coverage described in this policy.

The entire contract consists of:

1 .  The basic policy;

2.   The riders that add benefits to the basic policy, if any;

3.   Endorsements, if any; and

4. The attached copy of Your application, and any amendments or supplemental applications.

DATE OF ISSUE. The Date of Issue of this policy is the date on which the first premium is due. The Date of Issue is also the date from which all policy years, anniversaries, and Monthly Deduction Days are determined.

OWNER. The Owner is as stated in the application unless later changed. During the Insured's lifetime, the Owner may exercise every right the policy confers or We allow (subject to the rights of any assignee of record, and to any endorsement on this policy limiting such rights). You may have multiple Owners of this policy. In that case, the authorizations of all Owners are required for all policy changes except for transfers, premium allocations and deduction allocations. We will accept the authorization of one Owner for transfers and changes in premium and deduction allocations. An Owner may be the same as the Insured, but this is not required. If an Owner dies while the policy is in force and the Insured is living, ownership rights pass on to a successor Owner, if any, or to the estate of the Owner.


                               PREMIUM PAYMENTS


All premiums after the first are payable in advance. Premium payments are flexible. This means You may choose the amount and frequency of payments.

The actual amount and frequency of premium payments will affect the Cash Values and the amount and duration of insurance. Please refer to the Policy Values Provision for a detailed explanation.

PLANNED PERIODIC PREMIUMS. The amount and frequency of the Planned Periodic Premiums You selected are shown on the Policy Schedule. You may request a change in the amount and frequency. We may limit the amount of any increase. (See Maximum Premium).

UNSCHEDULED ADDITIONAL PREMIUMS. You may pay additional premiums at any time before the Maturity Date shown on the Policy Schedule. We may limit the number and amount of additional premiums. (See "Maximum Premium" and 'Maximum Net Amount at Risk").

MAXIMUM PREMIUM. We reserve the right to refund any premium that would cause this policy to fail to qualify as life insurance under the Death Benefit Compliance Test selected, and under applicable tax laws. The test selected is shown on the Policy Schedule.

MAXIMUM NET AMOUNT AT RISK. The Company may automatically effect a partial surrender or reduce the Death Benefit, both of which may have federal tax consequences, if the Net Amount at Risk exceeds Company limitations. Net Amount at Risk is the excess of the Death Benefit over the Accumulation Value of the policy.

PREMIUM EXPENSE CHARGE. The Premium Expense Charge is calculated by multiplying the premium paid (after the deduction of any state premium tax) by the Premium Expense Charge Percentage. The Premium Expense Charge Percentage is adjustable, but will never be more than the guaranteed Premium Expense Charge Percentage shown on the Policy Schedule.

NET PREMIUM. The term Net Premium as used in this policy means "The premium paid less any applicable state premium tax and less the Premium Expense Charge" except as follows: No Premium Expense Charge will be deducted if the source of the premium is Cash Surrender Values applied from another policy issued by the Company. (We refer to this as an internal rollover).

ALLOCATION OF NET PREMIUMS. The initial allocation of Net Premiums is shown in the application for this policy and will remain in effect until changed by Written notice from the Owner. The percentage allocation for future Net Premiums may be changed at any time by Written notice.

The initial Net Premium will be allocated to the Money Market Division on the later of the following dates:

1.  The Date of Issue; or

2. The date all requirements needed to place the policy in force have been satisfied, including underwriting approval and receipt in the Home Office of the necessary premium.

The initial Net Premium will remain in the Money Market Division until the first Valuation Date following the 15th day after it was applied. Any additional Net Premiums received prior to the first Valuation Date which follows the 15th day after the initial Net Premium was applied will be allocated to the Money Market Division until such Valuation Date. At that time, We will transfer the Accumulation Value to the selected Investment Option(s). Each Net Premium received after such Valuation Date will be applied directly to the selected Investment Options(s) as of the Business Day received.

Changes in the allocation of Net Premiums will be effective on the date We receive the Owner's notice. The allocation may be 100% to any available option or may be divided among several available options in whole percentage points totaling 100%. We reserve the right to limit the number of options which You may select.

WHERE TO PAY. You may make Your payments to Us at Our Home Office or to an authorized agent. A receipt signed by an officer of the Company will be furnished upon request.


                    DEATH BENEFIT AND DEATH BENEFIT OPTIONS


DEATH BENEFIT PROCEEDS. If the Insured dies prior to the Maturity Date and while this policy is in force, We will pay the Death Benefit Proceeds to the Beneficiary. The Death Benefit Proceeds will be subject to:

1.   The Death Benefit Option in effect on the date of death; and

2. Any increases or decreases made to the Specified Amount. The Initial Specified Amount is shown on the Policy Schedule.

Guidelines for changing the Death Benefit Option or the Specified Amount will be found in the section entitled "Changing Your Insurance Policy".

Any premium received after the date of death will be refunded and will not be included in the Accumulation Value for purposes of calculating the Death Benefit Amount.

The Death Benefit Proceeds will be the Death Benefit Amount, after reversing any premium received after the date of death, less any outstanding policy loan and will be subject to the other provisions of the "Beneficiary and Proceeds" section.

DEATH BENEFIT COMPLIANCE TEST. Death benefit compliance tests are used to determine if a policy will qualify as life insurance under applicable tax laws. There are two compliance tests which may be used: The Guideline Premium Test and the Cash Value Accumulation Test. The test which You selected when this policy was issued is shown on the Policy Schedule. You cannot change Your election of the death benefit compliance test after the Date of Issue.

DEATH BENEFIT OPTION. The Death Benefit Option which You have chosen is shown on the Policy Schedule as either Option 1 or Option 2.

OPTION 1. If You have chosen Option 1 the Death Benefit Amount will be the greater of:

1.  The Specified Amount on the date of death; or

2. The Accumulation Value on the date of death multiplied by the applicable Death Benefit Corridor Rate.

OPTION 2. If You have chosen Option 2, the Death Benefit Amount will be the greater of:

1.  The Specified Amount plus the Accumulation Value on the date of death; or

2. The Accumulation Value on the date of death multiplied by the applicable Death Benefit Corridor Rate.

Death Benefit Corridor Rates are shown in the table for the Death Benefit Compliance Test which You selected.

SPECIFIED AMOUNT. The Specified Amount is the total of two types of coverage:
Base Coverage and Supplemental Coverage. Base Coverage is subject to surrender charges and a seven year Monthly Expense Charge, but Supplemental Coverage is not. If Supplemental Coverage has been included as a part of the Specified Amount, charges for the Specified Amount will be lower than if the same Specified Amount had been issued without Supplemental Coverage. However, the addition of Supplemental Coverage will result in a higher Monthly Guarantee Premium and may result in a shorter Guarantee Premium Period. The amounts of Base Coverage, Supplemental Coverage (if any) and the Initial Specified Amount are shown on the Policy Schedule.


                        CHANGING YOUR INSURANCE POLICY


You may request a change in the Specified Amount or Death Benefit Option at any time except that a decrease in the Specified Amount may not become effective prior to the end of the first policy year. Your request must be submitted to Our Home Office In Writing.

INCREASING THE SPECIFIED AMOUNT. We will require a supplemental application and evidence of insurability satisfactory to Us for any increase in the Specified Amount.

An increase will be effective on the Monthly Deduction Day on or next following the date the application for increase is approved by Us. The effective date will appear in an endorsement to this policy.

DECREASING THE SPECIFIED AMOUNT. Any decrease will go into effect on the Monthly Deduction Day following the Business Day We receive the request. The Death Benefit Amount remaining in effect after any decrease cannot be less than the greater of:

1.  The Minimum Death Benefit Amount shown on the Policy Schedule; or

2. Any Death Benefit Amount required to qualify this policy as life insurance under applicable tax laws.

Any such decrease will be applied proportionately against the Specified Amount provided under the original application and any Specified Amount increases. We will decrease the Base Coverage and Supplemental Coverage proportionately.

Any reduction in Base Coverage will be subject to any applicable Surrender Charges on a pro-rata basis. However, if such charge is greater than the Accumulation Value, the Specified Amount decrease will not be allowed.


CHANGING THE DEATH BENEFIT OPTION. You may request a change in the Death Benefit Option You have chosen.

1. If You request a change from Option 1 to Option 2: The new Specified Amount will be the Specified Amount, prior to change, less the Accumulation Value as of the effective date of the change, but not less than zero.

2. If You request a change from Option 2 to Option 1: The new Specified Amount will be the Death Benefit Amount as of the effective date of the change.

We will not require evidence of insurability for a change in the Death Benefit Option. The change will go into effect on the Monthly Deduction Day following the date We receive Your request for change.

CHANGING THE TERMS OF YOUR POLICY. Any change in Your policy must be approved by the President, a Vice President or Secretary of the Company. No agent has the authority to make any changes or waive any of the terms of Your policy.


                          SEPARATE ACCOUNT PROVISIONS


SEPARATE ACCOUNT. Separate Account VL-R is a segregated investment account established by the Company under Texas law to separate the assets funding the variable benefits for the class of policies to which this policy belongs from the other assets of the Company. That portion of the assets of the Separate Account equal to the reserves and other policy liabilities with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business We may conduct. Income, gains and losses, whether or not realized from assets allocable to the Separate Account, are credited to or charged against such Account without regard to Our other income, gains or losses.

INVESTMENTS OF THE SEPARATE ACCOUNT. The Separate Account is segmented into Divisions. Each Division invests in a single Investment Option. Net Premiums will be applied to the Separate Account and allocated to one or more Divisions. The assets of the Separate Account are invested in the Investment Option(s) listed on the application for this policy. From time to time, We may add additional Divisions. We may also discontinue offering one or more Divisions as provided in the Rights Reserved by Us provision. You may make a change in investment selections by filing a Written change form with Our Home Office. You may make transfers to the additional Divisions subject to the rules stated in the Transfer Provision section and any new rules or limitations which may apply to such additional Divisions.

If shares of any of the Investment Options become unavailable for investment by the Separate Account, or the Company's Board of Directors deems further investment in these shares inappropriate, the Company may limit further purchase of the shares or may substitute shares of another Investment Option for shares already purchased under this policy as provided in the Rights Reserved by Us provision.

VALUATION OF ASSETS. The assets of the Separate Account are valued as of each Valuation Date at their fair market value in accordance with Our established procedures. The Separate Account Value as of any Valuation Date prior to the Maturity Date is the sum of Your account values in each Division of the Separate Account as of that date.

VALUATION UNITS. In order to determine policy values in the Divisions We use Valuation Units which are calculated separately for each Division. The Valuation Unit value for each Division will vary to reflect the investment experience of the applicable Investment Option. The Valuation Unit for a Division will be determined on each Valuation Date for the Division by multiplying the Valuation Unit value for the Division on the preceding Valuation Date by the Net Investment Factor for that Division for the current Valuation Date.

NET INVESTMENT FACTOR. The Net Investment Factor for each Division is determined by dividing (1) by (2) and subtracting (3), where:

(1) is the net asset value per share of the applicable Investment Option as of the current Valuation Date (plus any per share amount of any dividend or capital gains distribution paid by the Investment Option since the last Valuation Date); and

(2) is the net asset value per share of the shares held in the Division as determined at the end of the previous Valuation Date; and

(3)  is a factor representing the Mortality and Expense Charge.

The net asset value of an Investment Option's shares held in each Division shall be the value reported to Us by that Investment Option.

VALUATION DATES. Valuation of the various Divisions will occur on each Business Day during each month. If the underlying Investment Option is unable to value or determine the Division's investment in an Investment Option due to any of the reasons stated in the Suspension and Deferral of Payments Provision the Valuation Date for the Division with respect to the unvalued portion shall be the first Business Day that the assets can be valued or determined.

BUSINESS DAY. A Business Day is each day during which the New York Stock Exchange is open for business. We will treat any information or Written communications We receive after the close of a Business Day to have been received as of the next Business Day. For the purpose of collecting daily charges, a Business Day immediately preceded by one or more non-business calendar days will include those non-business days as part of that Business Day. For example, a Business Day which falls on a Monday will consist of a Monday and the immediately preceding Saturday and Sunday.

MINIMUM VALUE. The Minimum Value that may be retained in a Division after a partial surrender or transfer is shown on the Policy Schedule. If a partial surrender causes the balance in any Division to drop below such minimum amount, the Company reserves the right to transfer the remaining balance to the Money Market Division. If a transfer causes the balance in any Division to drop below the minimum amount, the Company reserves the right to transfer the remaining balance in proportion to the transfer request.

CHANGE OF INVESTMENT ADVISOR OR INVESTMENT OBJECTIVE. Unless otherwise required by law or regulation, the investment advisor or any investment objective may not be changed without Our consent. If required, approval of or change of any investment objective will be filed with the Insurance Department of the state where this policy is being delivered.

RIGHTS RESERVED BY US. Upon notice to You, this policy may be modified by Us, but only if such modification is necessary to:

1. Operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

2. Transfer any assets in any Division to another Division, or to one or more other separate accounts;

3. Add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

4.  Make any new Division available to You on a basis to be determined by Us;

5. Substitute for the shares held by any Division the shares of another Division or the shares of another investment company or any other investment permitted by law;

6. Make any changes as required by the Internal Revenue Code, or by any other applicable law, regulation or interpretation in order to continue treatment of this policy as life insurance;

7. Make any changes required to comply with the requirements of any underlying Investment Option; or

8. Make other changes in this policy that in Our judgement are necessary or appropriate to ensure that this policy continues to qualify for tax treatment as life insurance, or that do not reduce any Cash Surrender Value, Death Benefit Amount, Accumulation Value or other accrued rights or benefits.

When required by law, We will obtain Your approval of changes and We will gain approval from any appropriate regulatory authority.



                                GENERAL ACCOUNT


The General Account is a fixed account within Our general assets which We have established for:

1.  Any amounts transferred from the Divisions as a result of a loan; or

2.  Any amounts the Owner allocated to such Account.

The guaranteed interest rate used in calculating Accumulation Values of amounts allocated to the General Account is 0.3274% per month compounded monthly. This is equivalent to 4.0% per year, compounded annually, and is not based on the investment experience of any Division of the Separate Account. We can use interest rates greater than the guaranteed rates to calculate Accumulation Values of amounts allocated to the General Account. Interest applied to that portion of the General Account equal to a policy loan will be at an annual effective rate of not less than 4.0% nor more than 4.75%.

                            POLICY VALUES PROVISION


ACCUMULATION VALUE. The Accumulation Value of Your policy is the total of all values in the Divisions of the Separate Account and in the General Account. The Accumulation Value reflects:

1.   Net Premiums paid;

2.   Monthly Deductions;

3. The investment experience of the Divisions selected less the Mortality and Expense Charge;

4. Amounts allocated to the General Account, including interest earned on amounts in the General Account;

5. Deductions due to partial surrenders and any charges for partial surrenders; and

6.   Deductions, if any, resulting from decreases in Specified Amount.

Net Premiums are allocated, in accordance with Your instructions, to the General Account or allocated to the selected Divisions of the Separate Account and converted to Valuation Units.

On each Monthly Deduction Day, a Monthly Deduction will be made by reducing the unloaned portion of the General Account or redeeming Valuation Units from each applicable Division in the same ratio as the allocation of policy deductions in effect on the Monthly Deduction Day. You must state In Writing in advance how Monthly Deductions should be made if other than this method is to be used.

If the unloaned portion of the General Account or the balance in any Division of the Separate Account is insufficient to make a Monthly Deduction in this manner, We will cancel Valuation Units from each applicable Division and reduce the unloaned portion of the General Account in the same ratio the Monthly Deduction bears to the unloaned Accumulation Value of Your policy.

The Accumulation Value in any Division is determined by multiplying the value of a Valuation Unit by the number of Valuation Units held under the policy in that Division.

The value of the Valuation Units equal to the amount being borrowed from the Separate Account will be transferred to the General Account as of the Business Day that the loan request is received In Writing.

Valuation Units are surrendered to reflect a partial surrender as of the Business Day that the request for partial surrender is received In Writing.

ON THE DATE OF ISSUE.  The Accumulation Value on the Date of Issue is:

1 .  The Net Premium received; less

2. The Monthly Deduction for the first policy month (See 'How We Calculate a Monthly Deduction").

The first deduction day is the Date of Issue. The Monthly Deduction Day is shown on the Policy Schedule.

ON EACH MONTHLY DEDUCTION DAY. On each Monthly Deduction Day after the Date of Issue, We will determine the Accumulation Value as follows:

1.   We will take the Accumulation Value as of the last Monthly Deduction Day;

2. Add the interest earned for the month on the excess of the General Account value on the last Monthly Deduction Day over any partial surrenders and transfers made from the General Account since the last Monthly Deduction Day;

3. Add any investment gain (or subtract any investment loss) on the Divisions of the Separate Account since the last Monthly Deduction Day as measured by the change in the value of the Valuation Units;

4.   Add all Net Premiums received since the last Monthly Deduction Day;

5. Subtract any partial surrender made and any charges for partial surrenders since the last Monthly Deduction Day; and

6. Subtract the Monthly Deduction for the policy month following the Monthly Deduction Day. (See "How We Calculate a Monthly Deduction").

ON ANY VALUATION DATE OTHER THAN A MONTHLY DEDUCTION DAY. The Accumulation Value on any Valuation Date other than a Monthly Deduction Day will be the sum of:

1.   The value of the General Account as of the last Monthly Deduction Day;

2. Less any partial surrenders and any charges for partial surrenders since the last Monthly Deduction Day;

3.   Plus all Net Premiums received since the last Monthly Deduction Day; and

4. Plus the sum of the values of the Divisions of the Separate Account as of the last Monthly Deduction Day, plus the amount of any investment gain (or minus any investment loss) on the Divisions since the last Monthly Deduction Day as measured by the change in the value of the Valuation Units.

CASH VALUE. The Cash Value of this policy will be equal to the Accumulation Value less the Surrender Charge, if any.

CASH SURRENDER VALUE. The Cash Surrender Value of this policy will be equal to the Cash Value less any indebtedness.

MONTHLY DEDUCTIONS MAY BE MADE ONLY IF THERE IS SUFFICIENT VALUE (UNLESS THE POLICY IS BEING CONTINUED UNDER THE MONTHLY GUARANTEE PREMIUM PROVISION). Unless this policy is being continued in force under the Monthly Guarantee Premium provision, a Monthly Deduction may be made only if the Cash Surrender Value (Accumulation Value less policy loans during the first five policy years) is equal to or greater than the Monthly Deduction. If the value on a Monthly Deduction Day is not sufficient to meet the Monthly Deduction for the current month, this policy will be subject to the "Grace Period" and "Monthly Guarantee Premium" provisions.

SURRENDER CHARGE. The Surrender Charge applies only to the Base Coverage portion of the Specified Amount. The Surrender Charge for the amount of Base Coverage on the Date of Issue will apply if such Base Coverage is surrendered or reduced during the Surrender Charge Period. Surrender Charges for any increases in Base Coverage will apply if such increases are surrendered or reduced during the Surrender Charge Period of each increase. The Surrender Charge Period will vary according to the age at issue (or age on the date of an increase) as shown in the Table of Surrender Charges per $1,000 of Base Coverage.

You may make a request for surrender at any time during the Insured's lifetime before the Maturity Date. The amount being surrendered or reduced will terminate on the Valuation Date on or next following the date We receive the request for surrender or reduction.

HOW WE CALCULATE A MONTHLY DEDUCTION.  Each Monthly Deduction includes:

1.  The cost of insurance provided by the basic policy; and

2.  The cost of insurance for benefits provided by riders, if any; and

3.  The Monthly Administration Fee; and

4. During the first seven policy years, a Monthly Expense Charge. (This charge also applies to the amount of any increase in Base Coverage during the first seven years of such increase.)

HOW WE CALCULATE THE COST OF INSURANCE FOR THE BASIC POLICY. We calculate the cost of insurance at the beginning of each policy month on the Monthly Deduction Day. The cost of insurance is determined as follows:

1. Reduce the Death Benefit Amount by the amount of Accumulation Value on the Monthly Deduction Day before the cost of insurance deduction is taken, and after the Monthly Expense Charge, if any, and Monthly Administration Fee are deducted;

2. Multiply the difference by the cost of insurance rate per $1,000 of net amount at risk as provided in the Cost of Insurance Rate provision; and

3.  Divide the result by 1000.

COST OF INSURANCE FOR BENEFITS PROVIDED BY RIDERS. The cost of insurance for benefits provided by riders will be as stated on the Policy Schedule or in an endorsement to this policy.

MONTHLY ADMINISTRATION FEE. An administration fee will be deducted monthly. The amount of the monthly fee may be adjusted, but will never be greater than the guaranteed amount shown on the Policy Schedule.

FIRST SEVEN YEARS MONTHLY EXPENSE CHARGE. A Monthly Expense Charge will be deducted during the first seven policy years, and during the first seven years of any increase in Base Coverage. The Monthly Expense Charge for the first seven years for the initial amount of Base Coverage is shown on the Policy Schedule. The Monthly Expense Charge for the first seven years for any increase in Base Coverage will be calculated by multiplying the appropriate rate shown on page 4 by the number of thousands of such increase.

COST OF INSURANCE RATE. The cost of insurance rate for the Initial Specified Amount, and for each Specified Amount increase, is based on the lnsured's:

1.   Gender (if issued on a Sex Distinct basis);

2.   Age nearest birthday on each policy anniversary; and

3. Premium class associated with the Initial Specified Amount and each increase in the Specified Amount.

A table of guaranteed monthly cost of insurance rates is included in this policy. We can use cost of insurance rates that are lower than the guaranteed rates. Any change in rates will apply to all policies in the same rate class as this policy. The rate class of this policy is determined on its Date of Issue according to:

1.   The calendar year of issue and policy year;

2.   The plan of insurance;

3.   The amount of insurance; and

4. The age, gender and premium class of the Insured if issued on a Sex Distinct basis or the age and premium class if issued on a Gender Neutral basis.

CHANGES IN RATES, CHARGES AND FEES. This policy does not participate in Our profits or surplus. Any redetermination of the cost of insurance rates, Monthly Expense Charges, Mortality and Expense charges, Premium Expense Charge Percentage or Monthly Administration Fee will be based on Our future expectations as to mortality, persistency, expenses, reinsurance costs, and state and federal taxes. Any redetermination of interest rates will be based only on expectations of future investment earnings. We will not change these charges in order to recoup any prior losses.

GRACE PERIOD. If the Cash Surrender Value on a Monthly Deduction Day (Accumulation Value less policy loans on a Monthly Deduction Day during the first five policy years) is not enough to meet the Monthly Deduction for the current month, this policy will remain in force during the 61-day period that follows. If the Cash Surrender Value on a policy anniversary (Accumulation Value less policy loans on a policy anniversary during the first five policy years) is not enough to pay any loan interest due, this policy will remain in force during the 61-day period that follows. Such 61-day period is referred to in this policy as the "Grace Period". There is no Grace Period for the initial Monthly Deduction.

If the amount We require to keep Your policy in force is not paid by the end of the Grace Period, this policy will terminate without value. However, We will give You at least 31 days notice prior to termination that Your policy is in the Grace Period and advise You of the amount of premium required to keep Your policy in force. Such 31 days prior notice will be sent to You at Your last known address, and to the assignee of record, if any. If death occurs during the Grace Period, Monthly Deductions through the policy month in which death occurred will be deducted from the proceeds.

If a surrender request is received within 31 days after the Grace Period commences, the Cash Surrender Value payable will not be less than the Cash Surrender Value on the Monthly Deduction Day the Grace Period commenced. The Monthly Deduction for the policy month following such Monthly Deduction Day will not be subtracted in the calculation of such Cash Surrender Value.

MONTHLY GUARANTEE PREMIUM. The Monthly Guarantee Premium for the Initial Specified Amount and any benefit riders in force on the Date of Issue is shown on the Policy Schedule. This policy will not terminate within the Guarantee Premium Period (Guarantee Period) shown on the Policy Schedule if, on each Monthly Deduction Day during that period, the sum of premiums paid equals or exceeds:

1. The sum of the Monthly Guarantee Premiums from the Date of Issue, including the current month; plus

2. Any partial surrenders and any increase in the loan amount since the start of the period.

If the Specified Amount is increased during the Guarantee Period stated on the Policy Schedule, a Monthly Guarantee Premium for the amount of the increase will be calculated based on the Insured's attained age for the amount of the increase. We will then add to the premium for the increase the Monthly Guarantee Premiums for the Initial Specified Amount and each prior increase, plus the cost of any benefit riders. If the Specified Amount is decreased, the Monthly Guarantee Premium will be decreased.

If a benefit rider is added or increased, the Monthly Guarantee Premium will be increased. If a benefit rider is removed or decreased, the Monthly Guarantee Premium will be decreased.

If a policy is reinstated with no change in the Specified Amount, Premium Class or benefit riders, the Monthly Guarantee Premium upon reinstatement will be the same as it was when the policy lapsed.

The Guarantee Period is stated on the Policy Schedule. It will not be extended or otherwise changed by changes in the Specified Amount, the addition, deletion or change in benefit riders, or by reinstatement of the policy.

The policy value at the end of the Guarantee Period may be insufficient to keep the policy in force unless an additional payment is made at that time.

FULL SURRENDER. Subject to the Beneficiary and Proceeds section, You may return Your policy to Us and request its Cash Surrender Value at any time during the Insured's lifetime before the Maturity Date. The Cash Surrender Value will be determined as of the Business Day the policy and the Written request for surrender are received. The Company may delay payment if the Suspension and Deferral of Payments Provision is in effect.

PARTIAL SURRENDER. At any time after the first policy year, You may request withdrawal of a portion of the Cash Surrender Value of the policy. Your request must be made In Writing during the Insured's lifetime before the Maturity Date. The minimum partial surrender is shown on the Policy Schedule.

Valuation Units are surrendered to reflect a partial surrender as of the Business Day We receive the Written request for partial surrender.

A partial surrender will result in a reduction of the Accumulation Value, Cash Value and the Death Benefit Amount. The Accumulation and Cash Values will be reduced by the amount of partial surrender benefit. The reduced Death Benefit Amount will be determined in accordance with the Death Benefit Option provision. If Your Death Benefit Option is Option 1, the Specified Amount will be reduced by the amount of the partial surrender. (The reduced amount will not be less than zero.) The Death Benefit Amount remaining after this reduction must be no less than the Minimum Death Benefit Amount after a Decrease in Specified Amount shown on the Policy Schedule.

A partial surrender will result in the cancellation of Valuation Units from each applicable Division and reduction of the unloaned portion of the General Account in the same ratio as the Allocation of Policy Deductions in effect on the date of partial surrender. If the number of Valuation Units in any Division or in the unloaned portion of the General Account is insufficient to make a partial surrender in this manner, We will cancel Valuation Units from each applicable Division and reduce the unloaned portion of the General Account in the ratio the partial surrender request bears to the Cash Surrender Value of Your policy. You must state In Writing in advance how partial surrenders should be made if other than this method is to be used.

In addition to the amounts shown in the Table of Surrender Charges, there will also be a charge for each partial surrender not to exceed the lesser of 2.0% of the amount withdrawn or $25.

The Company may delay payment if the Suspension and Deferral of Payments Provision is in effect.

PERIOD OF INSURANCE COVERAGE IF AMOUNT OR FREQUENCY OF PREMIUM PAYMENTS IS REDUCED OR IF PREMIUM PAYMENTS ARE DISCONTINUED. If You reduce the amount or frequency of premium payments, or if You discontinue payment of premiums, We will continue making Monthly Deductions (as long as there is sufficient value to make such deductions) until the Maturity Date. This policy will remain in force until the earlier of the following dates:

1. The Maturity Date (if there is sufficient value to make Monthly Deductions to that date);

2.   Surrender of the policy;

3.   The end of the Grace Period; or

4.   Death of the Insured.

                              TRANSFER PROVISION



TRANSFER OF ACCUMULATION VALUE. Transfers will be made as of the Business Day We receive the Written transfer request, subject to the restrictions that follow. If You elect to use the transfer privilege, We will not be liable for a transfer made in accordance with Your instructions. We reserve the right to terminate, suspend or modify the transfer privilege, and to charge a $25 fee for each transfer in excess of 12 in a policy year. Transfers under the Dollar Cost Averaging or Automatic Rebalancing programs will not count toward the 12 free transfers.

TRANSFER OF ACCUMULATION VALUE (SEPARATE ACCOUNT). You may transfer all or part of Your interest in a Division of the Separate Account subject to the following:

1.  The minimum amount which may be transferred is $500.

2. If the entire amount in a Division of the Separate Account is not being transferred, the minimum which must remain is $500.

Transfers between Separate Account Divisions result in the redemption of Valuation Units in one Division and the purchase of Valuation Units in the Division to which the transfer is made. We will not honor Your request for a transfer if the Separate Account is unable to purchase shares of an Investment Option for any reason.

TRANSFERS OF ACCUMULATION VALUE (GENERAL ACCOUNT). A transfer from the General Account to a Division of the Separate Account may be made during the 60 day period following each policy anniversary. The amount that may be transferred will be the greatest of the following amounts:

1. Twenty-five percent (25%) of the unloaned portion of the General Account as of the policy anniversary;

2. The total dollar amount withdrawn from the General Account during the prior policy year (whether the amount withdrawn was a partial surrender for cash or was being transferred to the Separate Account); or

3.  $500.

TELEPHONE TRANSFER AND ALLOCATION PRIVILEGE. If We have on file a completed telephone authorization form (Telephone Transaction), We will allow transfers and the percentage allocation for future Net Premiums and policy deductions to be changed at any time by telephone. We will honor instructions for Telephone Transactions from any person who provides the correct information. There is a risk of possible loss to possible loss to You if unauthorized persons use this service in Your name. Under Telephone Transactions, We are not liable for any acts or omissions based upon instructions that We reasonably believe to be genuine, including losses arising from errors in the communication of telephone instructions.

DOLLAR COST AVERAGING. Dollar Cost Averaging is an automatic transfer of funds made periodically prior to the Maturity Date in accordance with the Transfers provision, except as provided below, and instructions from the Owner. Dollar Cost Averaging (DCA) is subject to the following guidelines:

1.   DCA transfers may be made:

     (a)   On any day of the month except the 29th, 30th or 31st;

     (b)   On a monthly, quarterly, semi-annual or annual basis;

     (c) From the Money Market Division to one or more of the other Separate Account Divisions. (The General Account is not eligible for DCA).

2. DCA may be elected only if the Accumulation Value at the time of election is $5,000, or more.

3. The minimum amount of each DCA transfer is $100, or the remaining amount in the Money Market Division, if less.

4. DCA may not begin prior to the first Valuation Date following the 15th day after the initial Net Premium is applied.

5. DCA will end when there is no longer any value in the Money Market Division, or when You request that DCA end.

6. Amounts applied to the Money Market Division while DCA is active will be available for future Dollar Cost Averaging in accordance with the current DCA request.

7.   There is no charge for DCA.

8.   DCA is not available if Automatic Rebalancing is active.

AUTOMATIC REBALANCING. Automatic Rebalancing occurs when funds are transferred by the Company among the Separate Account Divisions so that the values in each Division match the premium allocation percentages then in effect. You may choose Automatic Rebalancing on a quarterly, semi-annual or annual basis if Your Accumulation Value is $5,000 or more. The date Automatic Rebalancing occurs will be based on the Date of Issue of Your policy. For example, if Your policy is dated January 1 7, and You have requested Automatic Rebalancing on a quarterly basis, Automatic Rebalancing will start on April 17, and will occur quarterly thereafter. After Automatic Rebalancing is elected, it will continue until We are notified In Writing that it is to be discontinued. There is no charge for Automatic Rebalancing. Automatic Rebalancing is not available if Dollar Cost Averaging is active.


                 SUSPENSION AND DEFERRAL OF PAYMENTS PROVISION


We reserve the right to defer payment of any Death Benefit Amount, loan or other distribution that comes from that portion of Your Accumulation Value that is allocated to Separate Account VL-R, if:

1. The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

2. An emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Accumulation Value; or

3. The U.S. Securities and Exchange Commission (SEC) by order permits the delay for the protection of Owners.

As to amounts allocated to the General Account, We may defer payment of any Cash Surrender Value withdrawal or loan amount for up to six months, or the period allowed by law, whichever is less, after We receive the request In Writing.

Written notice of both the imposition and termination of any such suspension will be given to the Owners, assignees of record and any irrevocable Beneficiaries.

Payments which were due to have been made and which were deferred following the suspension of the calculation of the Cash Surrender Value will be made within thirty (30) days following the lifting of the suspension, and will be calculated based on the Valuation Date which immediately follows termination of the suspension.


                                 POLICY LOANS


You may borrow from Us at any time while this policy is in force, an amount which is equal to or less than the policy's loan value. The policy's loan value will be the Cash Surrender Value, less interest on the amount to be borrowed (including interest on any prior outstanding policy loan) to the next policy anniversary. The minimum amount of each loan is $500 or, if less, the entire remaining loan value.

The value of the Valuation Units equal to the amount You borrow from the Separate Account will be transferred to the General Account as of the Business Day that We receive Your Written loan request.

OBTAINING A LOAN. You may obtain a policy loan by Written request and assignment of the policy as sole security for the loan. The Company may delay processing the loan requested if the Suspension and Deferral of Payments Provision is in effect.

EFFECT OF A LOAN. When a loan is made, an amount equal to the amount being borrowed from the Separate Account will be transferred to the General Account. A loan will result in cancellation of units from each applicable Division and reduction of the unloaned portion of the General Account according to the allocation of policy deductions then in effect. The resulting amount will be added to the loaned portion of the General Account. If the number of Valuation Units in any Division or unloaned portion of the General Account is insufficient for a loan to be made in this manner, We will cancel Valuation Units from each applicable Division and reduce the unloaned portion of the General Account in the same ratio the loan bears to the unloaned Accumulation Value of Your policy. You must state In Writing in advance which Division units are to be canceled if a different method is to be used.

Repayment of a loan will first be allocated to the General Account until You have repaid any loaned amounts that were allocated to the General Account. You may tell Us how to allocate repayments above that amount. If You do not tell Us, an amount equal to the loan repayment will be transferred from the General Account to the Divisions in the same ratio currently in effect for the allocation of Net Premiums.

A loan, whether or not repaid, will have a permanent effect on the Cash Surrender Values and on the death benefits. If not repaid, any indebtedness will reduce the amount of Death Benefit Proceeds and the amount available upon surrender of the policy.

LOAN INTEREST. Loan interest will accrue daily at an annual effective rate of 4.54% payable in advance. (This is equivalent to an annual effective rate of 4.75% paid in arrears.) On each policy anniversary, loan interest for the next year is due. Unpaid loan interest will be deducted from the various accounts according to the allocation of policy deductions then in effect, and added to the loaned portion of the General Account. You must state In Writing in advance how unpaid loan interest should be deducted if other than this method is to be used.

If the number of Valuation Units in any Division or unloaned portion of the General Account is insufficient to deduct unpaid loan interest in this manner, We will cancel Valuation Units from each applicable Division and reduce the unloaned portion of the General Account in the same ratio the unpaid loan interest bears to the unloaned Accumulation Value of Your policy.

We will credit interest monthly on the loaned portion of the General Account at an annual effective rate of 4.0%.

PREFERRED LOANS. A "Preferred Loan" is a policy loan that is made at a net cost to the Owner that is less than the net cost of other policy loans. Starting on the tenth policy anniversary, this policy will be eligible for "Preferred Loans" subject to the following guidelines:

1. The maximum amount eligible for Preferred Loans during a policy year is restricted to the lesser of the following values on the first day of such policy year:

     a)  The policy loan value; or

     b)  10% of the Accumulation Value.

2. When a Preferred Loan is made, interest to the next policy anniversary will be charged at the rate shown in the Loan Interest provision.

3. Interest credited to the amount of the Accumulation Value offset by a Preferred Loan:

a) Will be an annual effective rate that is equal to or less than the Policy Loan annual effective interest rate; and

b) Will be at a higher rate than the rate used to credit interest to values offset by any other policy loan and will never be less than an annual effective rate of 4.50%.

HOW YOU MAY REPAY A POLICY LOAN. You may repay all or part of a policy loan at any time, except that;

1. Repayment may be made only while this policy is in force and prior to the death of the Insured;

2.   A partial repayment must be at least $100.00; and

3. At the time You repay all or part of a policy loan, You must specify the payment is to repay all or part of the policy loan.

Except as provided in the Grace Period provision, at any time Your policy loan exceeds the Cash Value, this policy will lapse. However, at least 31 days prior notice must be mailed by Us to Your last known address and to the assignee of record, if any.

WE CAN DELAY PAYMENT. We can delay lending You money for up to 6 months, or the period allowed by law, whichever is less. However, We cannot delay lending You money if the amount is to be used to pay a premium to Us.


                            BENEFICIARY AND PROCEEDS


BENEFICIARY. The Beneficiary as named in the application, or later changed by You, will receive the proceeds upon the death of the Insured. Unless You have stated otherwise, proceeds will be paid as follows:

1. If any Beneficiary dies before the Insured, that Beneficiary's interest will pass to any other Beneficiaries according to their respective interests.

2. If no Beneficiary survives the Insured, proceeds will be paid to You, as Owner, if You are then living; otherwise proceeds will be paid to Your estate.

COMMON DISASTER. If We cannot determine whether a Beneficiary or the Insured died first in a common disaster, We will assume that the Beneficiary died first. Proceeds will be paid on this basis unless an endorsement to this policy provides otherwise.

PROCEEDS.  Proceeds means the amount payable on:

1.   The Maturity Date;

2.   Exercise of the full surrender benefit; or

3.   The Insured's death.

The proceeds on the Maturity Date will be the Cash Surrender Value. The proceeds on the Insured's death will be the Death Benefit Amount less any outstanding policy loan.

All proceeds are subject to the provisions of the Payment Options section and the other provisions of this policy.


                       CHANGE OF OWNERSHIP OR BENEFICIARY


You may change the Owner or the Beneficiary at any time during the lifetime of the Insured unless the previous designation provides otherwise. To do so, send a Written request to Our Home Office in a form acceptable to Us. The change will go into effect when We have recorded the change. However, after the change is recorded, it will be deemed effective as of the date of Your Written request for change. The change will be subject to any payment made or action taken by Us before the request is recorded.



                                PAYMENT OPTIONS


Instead of being paid in one sum, all or part of the proceeds may be applied under any of the Payment Options described below. In addition to these options, other methods of payment may be chosen with Our consent.

PAYMENT CONTRACT. When proceeds become payable under a Payment Option, a Payment Contract will be issued to each payee. The Payment Contract will state the rights and benefits of the payee. It will also name those who are to receive any balance unpaid at the death of the payee.

ELECTION OF OPTIONS. The Owner may elect or change any Payment Option while the Insured is living, subject to the provisions of this policy. This election or change must be In Writing. Within 60 days after the Insured's death, a payee entitled to proceeds in one sum may elect to receive proceeds under any Payment Option (subject to the limitations stated in the "Availability of Options" provision).

OPTION 1. PAYMENTS FOR A SPECIFIED PERIOD: Equal monthly payments will be made for a specified period. The Option 1 Table in this policy shows the monthly income for each $1,000 of proceeds applied.

OPTION 2. PAYMENTS OF A SPECIFIED AMOUNT: Equal monthly payments of a specified amount will be made. Each payment must be at least $60 a year for each $ 1,000 of proceeds applied. Payments will continue until the amount applied, with interest, has been paid in full.

OPTION 3. MONTHLY PAYMENTS FOR LIFE WITH PERIOD CERTAIN: Equal monthly payments will be made for a specified period, and will continue after that period for as long as the payee lives. The specified period may be 10, 15 or 20 years, or until total payments equal the amount of proceeds applied under this option. The Option

3 Table in this policy shows the monthly income for each $1,000 of proceeds applied. If issued on a Sex Distinct basis, tables are based on the Annuity 2000 Male or Female Tables adjusted by projection scale G (50% female and 100% male) for 20 years, with interest at the rate of 3% per year. If issued on a Gender Neutral basis, tables are based on the Annuity 2000 Male and Female Tables adjusted by projection scale G (50% female and 100% male) for 20 years, with Gender Neutral rates based on 60% female and 40% male, and interest at the rate of 3% per year.

At the time payments are to begin under this option, the payee may choose one of the following:

1.  Monthly payments based on the Option 3 Table; or

2. Monthly payments equal to a monthly annuity based on Our single premium immediate annuity rates then in use.

OPTION 4. PROCEEDS LEFT AT INTEREST: Proceeds may be left on deposit with Us for any period up to 30 years. Interest earned on the proceeds may be:



1.  Left on deposit to accumulate at the rate of 3% compounded annually; or

2. Paid in installments at the rate for each $1,000 of proceeds of $30 annually, $14.89 semiannually, $7.42 quarterly or $2.47 monthly.

Upon the death of the payee, or at the end of the specified period, any balance left on deposit will be paid in a lump sum or under Options 1, 2 or 3.

INTEREST RATES. The guaranteed rate of interest for proceeds held under Payment Options 1, 2, 3 and 4 is 3% compounded annually. We may credit interest at a higher rate. The amount of any increase will be determined by Us.

PAYMENTS. The first payment under Options 1, 2 and 3 will be made when the claim for settlement has been approved. Payments after the first will be made according to the manner of payment chosen. Interest under Option 4 will be credited from the date of death and paid or added to the proceeds as provided in the Payment Contract.

AVAILABILITY OF OPTIONS. If the proposed payee is not a natural person, payment options may be chosen only with Our consent.

If this policy is assigned, We will have the right to pay the assignee in one sum the amount to which the assignee is entitled. Any balance will be applied according to the option chosen.

The amount to be applied under any one option must be at least $2,000. The payment elected under any one option must be at least $20.

EVIDENCE THAT PAYEE IS ALIVE. Before making any payment under a Payment Option, We may ask for proof that the payee is alive. If proof is requested, no payment will be made or considered due until We receive proof.

DEATH OF A PAYEE. If a payee dies, any unpaid balance will be paid as stated in the Payment Contract. If there is no surviving payee named in the Payment Contract, We will pay the estate of the payee:

1. Under Options 1 and 3, the value as of the date of death of the remaining payments for the specified period, discounted at 3% compounded annually;

2. Under Options 2 and 4, the balance of any proceeds remaining unpaid with accrued interest, if any.

WITHDRAWAL OF PROCEEDS UNDER OPTIONS 1 OR 2. If provided in the Payment Contract, a payee will have the right to withdraw the entire unpaid balance under Options 1 or 2. Under Option 1, the amount will be the value of the remaining payments for the specified period discounted at 3% compounded annually. Under Option 2, the amount will be the entire unpaid balance.

WITHDRAWAL OF PROCEEDS UNDER OPTION 4. A payee will have the right to withdraw proceeds left under Option 4 subject to the following rules:

1.  The amount to be withdrawn must be $500 or more;

2.  A partial withdrawal must leave a balance on deposit of $ 1,000 or more.

WITHDRAWALS MAY BE DEFERRED. We may defer payment of any withdrawal for up to 6 months from the date We receive a withdrawal request.

ASSIGNMENT.  Payment Contracts may not be assigned.

CHANGE IN PAYMENT. The right to make any change in payment is available only if it is provided in the Payment Contract.

CLAIMS OF CREDITORS. To the extent permitted by law, proceeds will not be subject to any claims of a Beneficiary's creditors.


                              GENERAL PROVISIONS


ASSIGNING YOUR POLICY. During the lifetime of the Insured, You may assign this policy as security for an obligation. We will not be bound by an assignment unless it is received In Writing at Our Home Office. Two copies of the assignment must be submitted. We will retain one copy and return the other. We will not be responsible for the validity of any assignment.

INCONTESTABILITY. We rely on the statements made in the application for the policy and applications for any reinstatements or increases in Specified Amount. These statements, in the absence of fraud, are considered representations and not warranties. No statement may be used in defense of a claim under the policy unless it is in such applications.

Except as stated below, We cannot contest this policy after it has been in force during the Insured's lifetime for 2 years from the Date of Issue.

Exceptions:

1. We cannot contest any claim related to an increase in Specified Amount after such increase has been in effect for 2 years during the Insured's lifetime from the date of issue of such increase.

2. If this policy is reinstated, We cannot contest this policy after it has been in force during the Insured's lifetime for 2 years from the date of reinstatement.

We can contest a reinstatement or an increase in Specified Amount for a 2-year period following the date of an increase or reinstatement solely on the basis of the information furnished in the application for such increase or reinstatement.

All references in this provision to 2-year limitations do not apply to any Disability or Accidental Death Benefit.

SUICIDE EXCLUSION. If the Insured takes his or her own life, while sane or insane, within 2 years from the Date of Issue, We will limit the Death Benefit Proceeds to the premiums paid less any policy loans and less any partial cash surrenders paid.

If there are any increases in the Specified Amount (See the section entitled "Changing Your Insurance Policy") a new 2-year period shall apply to each increase beginning on the date of each increase. The Death Benefit Proceeds will be the costs of insurance associated with each increase.

When the laws of the state in which this policy is delivered require less than this 2-year period, the period will be as stated in such laws.

AGE OR GENDER INCORRECTLY STATED (AGE INCORRECTLY STATED IF ISSUED ON A GENDER NEUTRAL BASIS). If the: (1) age or gender of the Insured (if this policy was issued on a Sex Distinct basis) or; (2) age of the Insured (if this policy was issued on a Gender Neutral basis) has been misstated to Us, We will adjust the excess of the Death Benefit Amount over the Accumulation Value on the date of death to that which would have been purchased by the Monthly Deduction for the policy month of death at the correct cost of insurance rate. By age We mean age nearest birthday as of the Date of Issue.

STATUTORY BASIS OF POLICY VALUES. The Cash Values of the policy are not less than the minimum values required by the law of the state where this policy is delivered. The calculation of the Cash Values includes a charge for the cost of insurance, as shown in the Table of Guaranteed Monthly Cost of Insurance Rates and for the General Account interest at the annual effective rate of 4.0%.

If this policy was issued on a Sex Distinct basis calculation of minimum Cash Values, nonforfeiture benefits and Guaranteed Cost of Insurance rates are based on the Composite 1980 Commissioners Standard Ordinary Male or Female, Mortality Table for the appropriate gender and age nearest birthday and interest at the annual rate of 5.0%. If this policy was issued on a Gender Neutral basis calculation of minimum Cash Values, nonforfeiture benefits and Guaranteed Cost of Insurance Rates are based on the Composite 1980 Commissioners Standard Ordinary Mortality Table B (80% Male, 20% Female) for the appropriate age nearest birthday and interest at the annual rate of 5.0%.

A detailed statement of the method of computing values has been filed with the state insurance department where required.

NO DIVIDENDS. This policy will not pay dividends. It will not participate in any of Our surplus or earnings.

Annual Report. We will send You at least once a year an annual report which will show a summary of all transactions since the last report, including:

1.  Premiums paid;

2.  Transfers;

3.  Expense charges deducted;

4.  The cost of insurance deducted;

5.  Partial surrender benefits deducted including partial surrender fees;

6.  The amount of any outstanding policy loan;

7.  Separate Account Unit Values;

8.  The current Cash Surrender and Accumulation Values; and

9.  The Death Benefit Amount.

WHEN THIS POLICY TERMINATES.  This policy will terminate if:

1 . You request that this policy be terminated;

2.  The Insured dies;

3.  The policy matures; or

4.  The Grace Period ends; and

    a. There is not sufficient Cash Surrender Value to cover a Monthly Deduction; or

    b. The necessary Monthly Guarantee Premiums to keep the policy in force have not been paid.

REINSTATEMENT. "Reinstating" means placing Your policy in force after it has terminated at the end of the Grace Period. We will reinstate this policy if We receive:

1. Your Written request within 5 years after the end of the Grace Period and before the Maturity Date; and

2.  Evidence of insurability satisfactory to Us; and

3.  Payment of enough premium to keep the policy in force for two months; and

4.  Payment or reinstatement of any indebtedness.

The reinstated policy will be in force from the Monthly Deduction day on or following the date We approve the reinstatement application.

The original surrender charge schedule will apply to a reinstated policy. The Accumulation Value at the time of reinstatement will be:

1. The Surrender Charge deducted at the time of lapse (such charge not being greater than the Accumulation Value at the time of lapse before the Surrender Charge was applied); plus

2. The Net Premium allocated in accordance with the premium allocation percentages at the time of lapse unless the reinstatement application provides otherwise, using Unit Values as of the date of reinstatement; plus

3.  Any loan repaid or reinstated; less

4.  The monthly deduction for one month.

The dollar amount of any Surrender Charge reinstated will be the same as the dollar amount of Surrender Charge at the time of lapse, and will be reinstated into the funds from which they were deducted at the time of lapse using Unit Values as of the date of reinstatement.

If a person other than the Insured is covered by a rider attached to this policy, coverage will be reinstated according to that rider.

                          DEATH BENEFIT CORRIDOR RATES
                     BASED ON CASH VALUE ACCUMULATION TEST


   ATTAINED AGE            MALE            FEMALE                            ATTAINED AGE         MALE            FEMALE
 Nearest Birthday                                                          Nearest Birthday
  (On Each Policy                                                           (On Each Policy
   Anniversary)                                                              Anniversary)

         0                 11.727           14.233                                 50             2.522            2.944
         1                 11.784           14.208                                 51             2.448            2.857
         2                 11.458           13.814                                 52             2.378            2.773
         3                 11.127           13.416                                 53             2.310            2.692
         4                 10.802           13.023                                 54             2.246            2.615
         5                 10.480           12.634                                 55             2.184            2.540
         6                 10.160           12.252                                 56             2.124            2.467
         7                  9.844           11.874                                 57             2.068            2.397
         8                  9.530           11.504                                 58             2.013            2.330
         9                  9.221           11.140                                 59             1.961            2.264
        10                  8.918           10.784                                 60             1.911            2.201
        11                  8.623           10.436                                 61             1.863            2.139
        12                  8.338           10.097                                 62             1.817            2.079
        13                  8.065            9.770                                 63             1.773            2.021
        14                  7.807            9.454                                 64             1.731            1.966
        15                  7.564            9.150                                 65             1.691            1.913
        16                  7.334            8.857                                 66             1.653            1.863
        17                  7.117            8.574                                 67             1.617            1.815
        18                  6.911            8.301                                 68             1.582            1.768
        19                  6.713            8.037                                 69             1.549            1.723
        20                  6.521            7.782                                 70             1.518            1.680
        21                  6.333            7.534                                 71             1.487            1.638
        22                  6.150            7.293                                 72             1.458            1.598
        23                  5.969            7.058                                 73             1.431            1.560
        24                  5.790            6.831                                 74             1.405            1.523
        25                  5.614            6.610                                 75             1.381            1.489
        26                  5.441            6.396                                 76             1.359            1.457
        27                  5.270            6.188                                 77             1.338            1.426
        28                  5.103            5.986                                 78             1.318            1.398
        29                  4.940            5.790                                 79             1.299            1.371
        30                  4.780            5.601                                 80             1.281            1.345
        31                  4.625            5.418                                 81             1.264            1.321
        32                  4.475            5.240                                 82             1.247            1.298
        33                  4.329            5.068                                 83             1.232            1.276
        34                  4.188            4.902                                 84             1.218            1.256
        35                  4.051            4.741                                 85             1.205            1.238
        36                  3.920            4.586                                 86             1.192            1.220
        37                  3.792            4.436                                 87             1.181            1.204
        38                  3.670            4.292                                 88             1.170            1.190
        39                  3.552            4.154                                 89             1.160            1.176
        40                  3.439            4.021                                 90             1.150            1.162
        41                  3.330            3.893                                 91             1.140            1.150
        42                  3.225            3.771                                 92             1.130            1.137
        43                  3.124            3.653                                 93             1.120            1.124
        44                  3.028            3.540                                 94             1.108            1.111
        45                  2.935            3.432                                 95             1.096            1.098
        46                  2.846            3.327                                 96             1.083            1.083
        47                  2.760            3.226                                 97             1.068            1.069
        48                  2.678            3.129                                 98             1.054            1.054
        49                  2.598            3.035                                 99             1.040            1.040

                         DEATH BENEFIT CORRIDOR RATES
                     BASED ON CASH VALUE ACCUMULATION TEST


   ATTAINED AGE               RATE                                           ATTAINED AGE         RATE
 Nearest Birthday                                                          Nearest Birthday
  (On Each Policy                                                           (On Each Policy
   Anniversary)                                                              Anniversary)

         0                    12.148                                               50             2.597
         1                    12.194                                               51             2.521
         2                    11.857                                               52             2.448
         3                    11.515                                               53             2.379
         4                    11.178                                               54             2.312
         5                    10.844                                               55             2.248
         6                    10.513                                               56             2.186
         7                    10.186                                               57             2.127
         8                     9.863                                               58             2.071
         9                     9.544                                               59             2.017
        10                     9.232                                               60             1.965
        11                     8.928                                               61             1.914
        12                     8.634                                               62             1.866
        13                     8.352                                               63             1.820
        14                     8.085                                               64             1.776
        15                     7.831                                               65             1.734
        16                     7.591                                               66             1.694
        17                     7.364                                               67             1.656
        18                     7.147                                               68             1.620
        19                     6.939                                               69             1.585
        20                     6.736                                               70             1.551
        21                     6.540                                               71             1.519
        22                     6.347                                               72             1.489
        23                     6.157                                               73             1.460
        24                     5.971                                               74             1.432
        25                     5.788                                               75             1.406
        26                     5.607                                               76             1.382
        27                     5.431                                               77             1.359
        28                     5.258                                               78             1.338
        29                     5.089                                               79             1.317
        30                     4.924                                               80             1.298
        31                     4.764                                               81             1.279
        32                     4.609                                               82             1.262
        33                     4.459                                               83             1.245
        34                     4.313                                               84             1.229
        35                     4.172                                               85             1.215
        36                     4.037                                               86             1.201
        37                     3.905                                               87             1.189
        38                     3.779                                               88             1.177
        39                     3.658                                               89             1.165
        40                     3.541                                               90             1.155
        41                     3.429                                               91             1.144
        42                     3.321                                               92             1.133
        43                     3.218                                               93             1.121
        44                     3.118                                               94             1.110
        45                     3.023                                               95             1.097
        46                     2.931                                               96             1.083
        47                     2.842                                               97             1.069
        48                     2.757                                               98             1.054
        49                     2.676                                               99             1.040

                         DEATH BENEFIT CORRIDOR RATES
                          BASED ON GUIDELINE PREMIUM


   ATTAINED               RATE                ATTAINED             RATE
     AGE                                        AGE

     0-40                 2.50                   60                1.30
      41                  2.43                   61                1.28
      42                  2.36                   62                1.26
      43                  2.29                   63                1.24
      44                  2.22                   64                1.22
      45                  2.15                   65                1.20
      46                  2.09                   66                1.19
      47                  2.03                   67                1.18
      48                  1.97                   68                1.17
      49                  1.91                   69                1.16
      50                  1.85                   70                1.15
      51                  1.78                   71                1.13
      52                  1.71                   72                1.11
      53                  1.64                   73                1.09
      54                  1.57                   74                1.07
      55                  1.50                 75-90               1.05
      56                  1.46                   91                1.04
      57                  1.42                   92                1.03
      58                  1.38                   93                1.02
      59                  1.34                   94                1.01
                                                 95+               1.00

           TABLE OF MONTHLY INSTALLMENTS FOR EACH $1,000 OF PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------
                                                          OPTION 1 TABLE
                                                INSTALLMENTS FOR A SPECIFIED PERIOD
------------------------------------------------------------------------------------------------------------------------------------

    NUMBER        AMOUNT OF          NUMBER          AMOUNT OF       NUMBER          AMOUNT OF        NUMBER          AMOUNT OF
   OF YEARS        MONTHLY          OF YEARS          MONTHLY       OF YEARS          MONTHLY        OF YEARS          MONTHLY
    PAYABLE      INSTALLMENTS        PAYABLE       INSTALLMENTS      PAYABLE        INSTALLMENTS      PAYABLE       INSTALLMENTS
------------------------------------------------------------------------------------------------------------------------------------
      1            $84.47             11               $8.86            21             $5.32           31              $4.10
      2             42.86             12                8.24            22              5.15           32               4.02
      3             28.99             13                7.71            23              4.99           33               3.95
      4             22.06             14                7.26            24              4.84           34               3.88
      5             17.91             15                6.87            25              4.71           35               3.82
      6             15.14             16                6.53            26              4.59           36               3.76
      7             13.16             17                6.23            27              4.47           37               3.70
      8             11.68             18                5.96            28              4.37           38               3.65
      9             10.53             19                5.73            29              4.27           39               3.60
     10              9.61             20                5.51            30              4.18           40               3.55
------------------------------------------------------------------------------------------------------------------------------------

                                                          OPTION 3 TABLE
                                        INSTALLMENTS FOR LIFE WITH SPECIFIED MINIMUM PERIOD
------------------------------------------------------------------------------------------------------------------------------------

    AGE OF PAYEE                  GUARANTEED PERIOD                  AGE OF PAYEE                     GUARANTEED PERIOD
------------------------------------------------------------------------------------------------------------------------------------
       Female        10 Years        15 Years         20 Years         Female           10 Years       15 Years          20 Years
------------------------------------------------------------------------------------------------------------------------------------
         10          $ 2.77            2.77            2.77              50              $3.73           $3.72           $3.69
         11            2.78            2.78            2.78              51               3.78            3.77            3.74
         12            2.79            2.79            2.79              52               3.84            3.82            3.79
         13            2.80            2.80            2.80              53               3.90            3.88            3.84
         14            2.81            2.81            2.81              54               3.96            3.93            3.89
         15            2.82            2.82            2.82              55               4.03            4.00            3.95
         16            2.83            2.83            2.83              56               4.09            4.06            4.01
         17            2.85            2.85            2.84              57               4.17            4.13            4.07
         18            2.86            2.86            2.86              58               4.24            4.20            4.13
         19            2.87            2.87            2.87              59               4.32            4.27            4.19
         20            2.89            2.88            2.88              60               4.41            4.35            4.26
         21            2.90            2.90            2.90              61               4.50            4.43            4.33
         22            2.91            2.91            2.91              62               4.59            4.52            4.40
         23            2.93            2.93            2.93              63               4.69            4.60            4.47
         24            2.95            2.94            2.94              64               4.80            4.70            4.54
         25            2.96            2.96            2.96              65               4.91            4.79            4.61
         26            2.98            2.98            2.98              66               5.03            4.89            4.68
         27            3.00            3.00            2.99              67               5.15            4.99            4.75
         28            3.02            3.02            3.01              68               5.28            5.10            4.83
         29            3.04            3.03            3.03              69               5.42            5.21            4.90
         30            3.06            3.05            3.05              70               5.57            5.32            4.96
         31            3.08            3.08            3.07              71               5.72            5.43            5.03
         32            3.10            3.10            3.09              72               5.88            5.54            5.09
         33            3.12            3.12            3.12              73               6.05            5.66            5.15
         34            3.15            3.15            3.14              74               6.23            5.77            5.20
         35            3.17            3.17            3.17              75               6.41            5.88            5.25
         36            3.20            3.20            3.19              76               6.60            5.99            5.29
         37            3.23            3.22            3.22              77               6.79            6.09            5.33
         38            3.26            3.25            3.25              78               6.99            6.18            5.36
         39            3.29            3.28            3.28              79               7.19            6.27            5.39
         40            3.32            3.31            3.31              80               7.39            6.36            5.42
         41            3.35            3.35            3.34              81               7.58            6.43            5.44
         42            3.39            3.38            3.37              82               7.78            6.50            5.45
         43            3.42            3.42            3.40              83               7.96            6.56            5.47
         44            3.46            3.45            3.44              84               8.14            6.62            5.48
         45            3.50            3.49            3.48              85               8.31            6.66            5.49
         46            3.54            3.53            3.52              86               8.47            6.70            5.50
         47            3.59            3.58            3.56              87               8.62            6.74            5.50
         48            3.63            3.62            3.60              88               8.75            6.77            5.51
         49            3.68            3.67            3.64              89               8.88            6.79            5.51
                                                                         90               8.99            6.81            5.51
------------------------------------------------------------------------------------------------------------------------------------
Payments are based upon the age, nearest birthday, of the Payee on the date the first payment is due. If monthly installments for two or more specified periods for a given age are the same, the specified period of longer duration will apply.
------------------------------------------------------------------------------------------------------------------------------------

          TABLES OF MONTHLY INSTALLMENTS FOR EACH $1,000 OF PROCEEDS



------------------------------------------------------------------------------------------------------------------------------------
                                                          OPTION 3 TABLE
                                        INSTALLMENTS FOR LIFE WITH SPECIFIED MINIMUM PERIOD

-----------------------------------------------------------------------------------------------------------------------------------
 AGE OF PAYEE                  GUARANTEED PERIOD                       AGE OF PAYEE                GUARANTEED PERIOD
 ------------                  -----------------                       ------------                -----------------
   Male             10 Years     15 Years       20 Years                  Male            10 Years      15 Years       20 Years
------------------------------------------------------------------------------------------------------------------------------------
    10               $2.81         $2.80        $2.80                     50               $3.87         $3.85         $3.81
    11                2.82          2.81         2.81                     51                3.93          3.90          3.86
    12                2.83          2.83         2.82                     52                3.99          3.96          3.91
    13                2.84          2.84         2.83                     53                4.06          4.02          3.96
    14                2.85          2.85         2.85                     54                4.12          4.08          4.02
    15                2.86          2.86         2.86                     55                4.19          4.15          4.07
    16                2.88          2.87         2.87                     56                4.27          4.22          4.13
    17                2.89          2.89         2.89                     57                4.35          4.29          4.19
    18                2.90          2.90         2.90                     58                4.43          4.36          4.25
    19                2.92          2.92         2.91                     59                4.52          4.44          4.32
    20                2.93          2.93         2.93                     60                4.61          4.52          4.38
    21                2.95          2.95         2.94                     61                4.71          4.60          4.45
    22                2.97          2.96         2.96                     62                4.81          4.69          4.51
    23                2.98          2.98         2.98                     63                4.92          4.78          4.58
    24                3.00          3.00         2.99                     64                5.03          4.87          4.64
    25                3.02          3.02         3.01                     65                5.15          4.96          4.71
    26                3.04          3.03         3.03                     66                5.27          5.06          4.78
    27                3.06          3.05         3.05                     67                5.40          5.16          4.84
    28                3.08          3.07         3.07                     68                5.53          5.26          4.90
    29                3.10          3.10         3.09                     69                5.67          5.36          4.96
    30                3.12          3.12         3.11                     70                5.82          5.46          5.02
    31                3.14          3.14         3.14                     71                5.97          5.56          5.08
    32                3.17          3.17         3.16                     72                6.12          5.66          5.13
    33                3.19          3.19         3.19                     73                6.28          5.76          5.18
    34                3.22          3.22         3.21                     74                6.44          5.88          5.22
    35                3.25          3.25         3.24                     75                6.61          5.96          5.26
    36                3.28          3.27         3.27                     76                6.78          6.05          5.30
    37                3.31          3.31         3.30                     77                6.95          6.14          5.34
    38                3.34          3.34         3.33                     78                7.13          6.22          5.37
    39                3.38          3.37         3.36                     79                7.30          6.30          5.39
    40                3.41          3.41         3.39                     80                7.48          6.37          5.42
    41                3.45          3.44         3.43                     81                7.65          6.44          5.44
    42                3.49          3.48         3.46                     82                7.82          6.50          5.45
    43                3.53          3.52         3.50                     83                7.99          6.56          5.47
    44                3.57          3.56         3.54                     84                8.15          6.61          5.48
    45                3.62          3.60         3.58                     85                8.30          6.66          5.49
    46                3.66          3.65         3.62                     86                8.45          6.70          5.50
    47                3.71          3.69         3.66                     87                8.59          6.73          5.50
    48                3.76          3.74         3.71                     88                8.72          6.76          5.51
    49                3.82          3.79         3.76                     89                8.84          6.79          5.51
                                                                          90                8.95          6.81          5.51
------------------------------------------------------------------------------------------------------------------------------------
Payments are based upon the age, nearest birthday, of the Payee on the date the first payment is due. If monthly installments for two or more specified periods for a given age are the same, the specified period of longer duration will apply.
------------------------------------------------------------------------------------------------------------------------------------

          TABLES OF MONTHLY INSTALLMENTS FOR EACH $1,000 OF PROCEEDS

-----------------------------------------------------------------------------------------------------------------------------------

                                                          OPTION 1 TABLE
                                                INSTALLMENTS FOR A SPECIFIED PERIOD
------------------------------------------------------------------------------------------------------------------------------------
 NUMBER       AMOUNT OF          NUMBER          AMOUNT OF        NUMBER          AMOUNT OF         NUMBER          AMOUNT OF
OF YEARS       MONTHLY          OF YEARS          MONTHLY        OF YEARS          MONTHLY         OF YEARS          MONTHLY
 PAYABLE     INSTALLMENTS        PAYABLE       INSTALLMENTS       PAYABLE        INSTALLMENTS       PAYABLE        INSTALLMENTS
------------------------------------------------------------------------------------------------------------------------------------
    1         $84.47               11             $8.86              21              $5.32            31             $4.10
    2          42.86               12              8.24              22               5.15            32              4.02
    3          28.99               13              7.71              23               4.99            33              3.95
    4          22.06               14              7.26              24               4.84            34              3.88
    5          17.91               15              6.87              25               4.71            35              3.82
    6          15.14               16              6.53              26               4.59            36              3.76
    7          13.16               17              6.23              27               4.47            37              3.70
    8          11.68               18              5.96              28               4.37            38              3.65
    9          10.53               19              5.73              29               4.27            39              3.60
   10           9.61               20              5.51              30               4.18            40              3.55
------------------------------------------------------------------------------------------------------------------------------------
                                                          OPTION 3 TABLE
                                        INSTALLMENTS FOR LIFE WITH SPECIFIED MINIMUM PERIOD
------------------------------------------------------------------------------------------------------------------------------------

                          GUARANTEED PERIOD                                                        GUARANTEED PERIOD
------------------------------------------------------------------------------------------------------------------------------------
 AGE OF PAYEE      10 Years     15 Years     20 Years           AGE OF PAYEE         10 Years      15 Years         20 Years
 -----------------------------------------------------------------------------------------------------------------------------------
   10              $2.78          $2.78        $2.78                50                $3.79          $3.77          $3.74
   11               2.79           2.79         2.79                51                 3.84           3.82           3.79
   12               2.80           2.80         2.80                52                 3.90           3.88           3.84
   13               2.81           2.81         2.81                53                 3.96           3.93           3.89
   14               2.83           2.83         2.82                54                 4.03           3.99           3.94
   15               2.84           2.84         2.84                55                 4.09           4.06           4.00
   16               2.85           2.85         2.85                56                 4.16           4.12           4.06
   17               2.86           2.86         2.86                57                 4.24           4.19           4.12
   18               2.88           2.88         2.87                58                 4.32           4.26           4.18
   19               2.89           2.89         2.89                59                 4.40           4.34           4.24
   20               2.91           2.90         2.90                60                 4.49           4.42           4.31
   21               2.92           2.92         2.92                61                 4.58           4.50           4.38
   22               2.94           2.93         2.93                62                 4.68           4.59           4.44
   23               2.95           2.95         2.95                63                 4.78           4.67           4.51
   24               2.97           2.97         2.96                64                 4.89           4.77           4.58
   25               2.99           2.98         2.98                65                 5.00           4.86           4.65
   26               3.00           3.00         3.00                66                 5.12           4.96           4.72
   27               3.02           3.02         3.02                67                 5.25           5.06           4.79
   28               3.04           3.04         3.04                68                 5.38           5.16           4.86
   29               3.06           3.06         3.06                69                 5.52           5.27           4.92
   30               3.08           3.08         3.08                70                 5.67           5.38           4.99
   31               3.11           3.10         3.10                71                 5.82           5.48           5.05
   32               3.13           3.13         3.12                72                 5.98           5.59           5.11
   33               3.15           3.15         3.14                73                 6.14           5.70           5.16
   34               3.18           3.17         3.17                74                 6.32           5.81           5.21
   35               3.20           3.20         3.20                75                 6.49           5.91           5.25
   36               3.23           3.23         3.22               760                 6.67           6.01           5.30
   37               3.26           3.26         3.25                77                 6.86           6.11           5.33
   38               3.29           3.29         3.28                78                 7.05           6.20           5.36
   39               3.32           3.32         3.31                79                 7.23           6.28           5.39
   40               3.36           3.35         3.34                80                 7.42           6.36           5.42
   41               3.39           3.39         3.37                81                 7.61           6.44           5.44
   42               3.43           3.42         3.41                82                 7.80           6.50           5.45
   43               3.47           3.46         3.44                83                 7.97           6.56           5.47
   44               3.51           3.50         3.48                84                 8.15           6.61           5.48
   45               3.55           3.54         3.52                85                 8.31           6.66           5.49
   46               3.59           3.58         3.56                86                 8.46           6.70           5.50
   47               3.64           3.62         3.60                87                 8.61           6.74           5.50
   48               3.69           3.67         3.64                88                 8.74           6.77           5.51
   49               3.74           3.72         3.69                89                 8.88           6.79           5.51
                                                                    90                 8.97           6.81           5.51
------------------------------------------------------------------------------------------------------------------------------------
Payments are based upon the age, nearest birthday, of the Payee on the date the first payment is due. If monthly installments for two or more specified periods for a given age are the same, the specified period of longer duration will apply.
------------------------------------------------------------------------------------------------------------------------------------

              TABLE OF GUARANTEED MONTHLY COST OF INSURANCE RATES
                       PER $1,000 OF NET AMOUNT AT RISK


         ATTAINED AGE             FEMALE        ATTAINED AGE      FEMALE
       Nearest Birthday                       Nearest Birthday
        (On Each Policy                        (On Each Policy
         Anniversary)                           Anniversary)

               0                   $0.24                    50    $ 0.41
               1                     .07                    51       .44
               2                     .07                    52       .48
               3                     .07                    53       .51
               4                     .06                    54       .55
               5                     .06                    55       .59
               6                     .06                    56       .63
               7                     .06                    57       .67
               8                     .06                    58       .71
               9                     .06                    59       .75
              10                     .06                    60       .79
              11                     .06                    61       .85
              12                     .06                    62       .92
              13                     .06                    63      1.01
              14                     .07                    64      1.11
              15                     .07                    65      1.23
              16                     .08                    66      1.35
              17                     .08                    67      1.47
              18                     .08                    68      1.59
              19                     .09                    69      1.72
              20                     .09                    70      1.86
              21                     .09                    71      2.05
              22                     .09                    72      2.27
              23                     .09                    73      2.55
              24                     .10                    74      2.88
              25                     .10                    75      3.25
              26                     .10                    76      3.67
              27                     .10                    77      4.11
              28                     .11                    78      4.59
              29                     .11                    79      5.11
              30                     .11                    80      5.71
              31                     .11                    81      6.39
              32                     .12                    82      7.19
              33                     .13                    83      8.12
              34                     .13                    84      9.18
              35                     .14                    85     10.34
              36                     .15                    86     11.60
              37                     .16                    87     12.97
              38                     .17                    88     14.45
              39                     .19                    89     16.05
              40                     .20                    90     17.79
              41                     .22                    91     19.72
              42                     .24                    92     21.89
              43                     .26                    93     24.44
              44                     .28                    94     27.67
              45                     .30                    95     32.32
              46                     .32                    96     40.05
              47                     .34                    97     55.16
              48                     .36                    98     83.33
              49                     .39                    99     83.33

The rates shown above represent the guaranteed (maximum) monthly cost of insurance for each $1,000 of net amount at risk. If this policy has been issued in a special (rated) premium class, the guaranteed monthly cost will be calculated as shown on page 3.

                 TABLE OF GUARANTEED MONTHLY COST OF INSURANCE
                                     RATES
                        PER $1,000 OF NET AMOUNT AT RISK



    ATTAINED AGE         MALE                ATTAINED AGE            MALE
  Nearest Birthday                          Nearest Birthday
   (On Each Policy                           (On Each Policy
    Anniversary)                              Anniversary)

       0               $0.35                       50                $0.56
       1                 .09                       51                  .61
       2                 .08                       52                  .67
       3                 .08                       53                  .73
       4                 .08                       54                  .80
       5                 .08                       55                  .88
       6                 .07                       56                  .96
       7                 .07                       57                 1.05
       8                 .06                       58                 1.14
       9                 .06                       59                 1.24
      10                 .06                       60                 1.35
      11                 .06                       61                 1.48
      12                 .07                       62                 1.62
      13                 .08                       63                 1.78
      14                 .10                       64                 1.95
      15                 .11                       65                 2.15
      16                 .13                       66                 2.36
      17                 .14                       67                 2.58
      18                 .15                       68                 2.82
      19                 .16                       69                 3.07
      20                 .16                       70                 3.36
      21                 .16                       71                 3.70
      22                 .16                       72                 4.08
      23                 .16                       73                 4.52
      24                 .15                       74                 5.01
      25                 .15                       75                 5.54
      26                 .14                       76                 6.11
      27                 .14                       77                 6.71
      28                 .14                       78                 7.33
      29                 .14                       79                 7.99
      30                 .14                       80                 8.71
      31                 .15                       81                 9.52
      32                 .15                       82                10.45
      33                 .16                       83                11.50
      34                 .17                       84                12.67
      35                 .18                       85                13.93
      36                 .19                       86                15.25
      37                 .20                       87                16.63
      38                 .22                       88                18.06
      39                 .23                       89                19.55
      40                 .25                       90                21.11
      41                 .27                       91                22.80
      42                 .30                       92                24.66
      43                 .32                       93                26.82
      44                 .35                       94                29.67
      45                 .38                       95                33.93
      46                 .41                       96                41.28
      47                 .44                       97                56.04
      48                 .48                       98                83.33
      49                 .52                       99                83.33


The rates shown above represent the guaranteed (maximum) monthly cost of insurance for each $1,000 of net amount at risk. If this policy has been issued in a special (rated) premium class, the guaranteed monthly cost will be calculated as shown on page 3.

              TABLE OF GUARANTEED MONTHLY COST OF INSURANCE RATES
                        PER $1,000 OF NET AMOUNT AT RISK



         ATTAINED AGE             RATE         ATTAINED AGE       RATE
       Nearest Birthday                      Nearest Birthday
        (On Each Policy                       (On Each Policy
         Anniversary)                          Anniversary)

               0                  $0.33              50          $ 0.53
               1                    .09              51             .58
               2                    .08              52             .63
               3                    .08              53             .69
               4                    .08              54             .75
               5                    .07              55             .82
               6                    .07              56             .89
               7                    .07              57             .97
               8                    .06              58            1.05
               9                    .06              59            1.14
              10                    .06              60            1.24
              11                    .06              61            1.35
              12                    .07              62            1.47
              13                    .08              63            1.61
              14                    .09              64            1.77
              15                    .10              65            1.95
              16                    .12              66            2.14
              17                    .13              67            2.34
              18                    .14              68            2.54
              19                    .14              69            2.77
              20                    .15              70            3.02
              21                    .15              71            3.32
              22                    .14              72            3.66
              23                    .14              73            4.05
              24                    .14              74            4.49
              25                    .14              75            4.98
              26                    .14              76            5.50
              27                    .13              77            6.04
              28                    .13              78            6.60
              29                    .14              79            7.21
              30                    .14              80            7.87
              31                    .14              81            8.63
              32                    .15              82            9.49
              33                    .15              83           10.49
              34                    .16              84           11.59
              35                    .17              85           12.78
              36                    .18              86           14.05
              37                    .19              87           15.39
              38                    .21              88           16.80
              39                    .22              89           18.30
              40                    .24              90           19.89
              41                    .26              91           21.63
              42                    .29              92           23.60
              43                    .31              93           25.88
              44                    .33              94           28.87
              45                    .36              95           32.32
              46                    .39              96           40.05
              47                    .42              97           55.16
              48                    .46              98           83.33
              49                    .49              99


The rates shown above represent the guaranteed (maximum) monthly cost of insurance for each $1,000 of net amount at risk. If this policy has been issued in a special (rated) premium class, the guaranteed monthly cost will be calculated as shown on page 3.

             TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


       Issue
         Age
       Female   1     2     3     4     5     6     7     8     9     10
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
      32
      33
      34
      35
      36
      37
      38
      39
      40
      41
      42
      43
      44
      45
      46
      47
      48
      49
      50
      51
      52
      53
      54
      55
      56
      57
      58
      59
      60
      61
      62
      63
      64
      65
      66
      67
      68
      69
      70

             TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.

       Issue
        Age
      Female     1     2     3     4     5     6     7     8     9     10
        71
        72
        73
        74
        75
        76
        77
        78
        79
        80
        81
        82
        83
        84
        85
        86
        87
        88
        89
        90

             TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


         Issue
          Age
         Female      1    2     3     4     5     6     7     8     9     10
          15
          16
          17
          18
          19
          20
          21
          22
          23
          24
          25
          26
          27
          28
          29
          30
          31
          32
          33
          34
          35
          36
          37
          38
          39
          40
          41
          42
          43
          44
          45
          46
          47
          48
          49
          50
          51
          52
          53
          54
          55
          56
          57
          58
          59
          60
          61
          62
          63
          64
          65
          66
          67
          68
          69
          70

             TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


        Issue
         Age
        Female    1     2     3     4     5     6     7     8     9     10
          71
          72
          73
          74
          75
          76
          77
          78
          79
          80
          81
          82
          83
          84
          85
          86
          87
          88
          89
          90

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


    Issue
     Age
     Male    1     2      3      4      5      6      7      8      9      10
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51
    52
    53
    54
    55
    56
    57
    58
    59
    60
    61
    62
    63
    64
    65
    66
    67
    68
    69
    70

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


    Issue
     Age
     Male     1      2      3      4      5      6      7      8      9      10
      71
      72
      73
      74
      75
      76
      77
      78
      79
      80
      81
      82
      83
      84
      85
      86
      87
      88
      89
      90

             TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.



    Issue
     Age
     Male    1      2      3      4      5      6      7      8      9      10
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51
    52
    53
    54
    55
    56
    57
    58
    59
    60
    61
    62
    63
    64
    65
    66
    67
    68
    69
    70

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.



     Issue
      Age
      Male   1     2     3     4     5     6     7     8     9     10
       71
       72
       73
       74
       75
       76
       77
       78
       79
       80
       81
       82
       83
       84
       85
       86
       87
       88
       89
       90

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


      Issue
       Age
       Male    1     2     3     4     5     6     7     8     9     10
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
      32
      33
      34
      35
      36
      37
      38
      39
      40
      41
      42
      43
      44
      45
      46
      47
      48
      49
      50
      51
      52
      53
      54
      55
      56
      57
      58
      59
      60
      61
      62
      63
      64
      65
      66
      67
      68
      69
      70

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.



   Issue
    Age
    Male     1     2     3     4     5     6     7     8     9     10
     71
     72
     73
     74
     75
     76
     77
     78
     79
     80
     81
     82
     83
     84
     85
     86
     87
     88
     89
     90

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


    Issue
     Age
     Male     1     2     3     4     5     6     7     8     9     10
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51
    52
    53
    54
    55
    56
    57
    58
    59
    60
    61
    62
    63
    64
    65
    66
    67
    68
    69
    70

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


     Issue
      Age
      Male     1     2     3     4     5     6     7     8     9     10
       71
       72
       73
       74
       75
       76
       77
       78
       79
       80
       81
       82
       83
       84
       85
       86
       87
       88
       89
       90

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


    Issue
     Age
     Male    1     2     3     4     5     6     7     8     9     10
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51
    52
    53
    54
    55
    56
    57
    58
    59
    60
    61
    62
    63
    64
    65
    66
    67
    68
    69
    70

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.



     Issue
      Age
      Male    1     2     3     4     5     6     7     8     9     10
       71
       72
       73
       74
       75
       76
       77
       78
       79
       80
       81
       82
       83
       84
       85
       86
       87
       88
       89
       90

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.


      Issue
       Age
       Male     1     2     3     4     5     6     7     8     9     10
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
      32
      33
      34
      35
      36
      37
      38
      39
      40
      41
      42
      43
      44
      45
      46
      47
      48
      49
      50
      51
      52
      53
      54
      55
      56
      57
      58
      59
      60
      61
      62
      63
      64
      65
      66
      67
      68
      69
      70

            TABLE OF SURRENDER CHARGES PER $1,000 OF BASE COVERAGE


THE FOLLOWING CHARGES APPLY TO EACH $1,000 OF INITIAL BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD. THE CHARGES ALSO APPLY TO EACH $1,000 OF INCREASE IN BASE COVERAGE SURRENDERED DURING THE SURRENDER CHARGE PERIOD OF EACH INCREASE. THE WORD "SURRENDER" AS USED IN THIS PROVISION MEANS FULL SURRENDER, OR A REDUCTION IN BASE COVERAGE AT THE REQUEST OF THE OWNER, OR DUE TO A PARTIAL SURRENDER. THE CHARGE FOR THE SURRENDER OF ALL OR ANY PORTION OF THE INITIAL BASE COVERAGE WILL BE EQUAL TO THE RATE SHOWN BELOW FOR THE AGE AT ISSUE AND THE YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF INITIAL BASE COVERAGE BEING SURRENDERED. THE CHARGES FOR SURRENDER OF ALL OR ANY PORTION OF ANY INCREASE IN BASE COVERAGE WILL BE EQUAL TO THE RATES SHOWN BELOW FOR THE AGE AT ISSUE OF SUCH INCREASE AND YEAR OF SURRENDER, MULTIPLIED BY THE NUMBER OF THOUSANDS OF SUCH INCREASE BEING SURRENDERED. IN ADDITION, THERE WILL BE A CHARGE NOT TO EXCEED $50.00 FOR EACH PARTIAL SURRENDER.

     Issue
      Age
      Male    1     2     3     4     5     6     7     8     9     10
       71
       72
       73
       74
       75
       76
       77
       78
       79
       80
       81
       82
       83
       84
       85
       86
       87
       88
       89
       90

                             AMERICAN GENERAL LIFE
                               INSURANCE COMPANY



This is a FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. An adjustable Death Benefit is payable upon the Insured's death prior to the Maturity Date. Investment results are reflected in policy benefits. ACCUMULATION VALUES and CASH VALUES are flexible and will be based on the amount and frequency of premiums paid and the investment results of the Separate Account.
NONPARTICIPATING - NOT ELIGIBLE FOR DIVIDENDS.










                For Information, Service or to make a Complaint

            Contact your Servicing Agent, or our VUL Administration.


                              2727-A Allen Parkway
                                 P.O. Box 4880
                           Houston, Texas 77210-4880
                                 1-888-325-9315



                     [AMERICAN GENERAL LOGO APPEARS HERE]
                                A STOCK COMPANY
                  A Subsidiary of American General Corporation